UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2018

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 National Business Parkway, 5th Floor

Annapolis Junction, MD 20701

(Address of Principal Executive Offices) (Zip Code)

(301) 323-9090

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

Colfax Corporation is providing the following information with respect to its segments:

For the twelve months ended September 28, 2018 (in thousands):

	Air & Gas Handling	Fabrication Technology	Corporate	Consolidated
Operating income	$(103,687)	$220,595	$(104,812)	$12,096
Restructuring and other related charges	64,057	21,936	18	86,011
Pension settlement loss	—	—	46,933	46,933
Goodwill and intangible asset impairment charge	152,700	—	—	152,700

Adjusted operating income	113,070	242,531	(57,861)	297,740
Stock-based compensation	3,821	5,179	15,414	24,414
Depreciation, amortization & other impairment charges	90,762	79,806	1,384	171,952
Inventory step-up	1,868	2,144	—	4,012

Adjusted EBITDA	$209,521	329,660	(41,063)	498,118
Capital expenditures	(21,218)	(41,578)	(973)	(63,769)

Free cash flow	$188,303	$288,082	$(42,036)	$434,349

Fabrication Technology Segment

(in thousands)	Year Ended December 31,
	2015	2016	2017
Operating income	$168,687	$163,509	$208,205
Restructuring and other related charges	29,650	31,688	16,157
Goodwill and intangible asset impairment charge	1,486	238	—

Adjusted operating income	199,823	195,435	224,362
Stock-based compensation	4,446	2,507	3,888
Depreciation, amortization & other impairment charges	83,427	74,901	71,372
Inventory step-up	475	1,493	643

Adjusted EBITDA	$288,171	$274,336	$300,265

Non-GAAP Financial Measures

Colfax has provided in this Form 8-K financial information that has not been prepared in accordance with generally accepted accounting principles, or GAAP. These non-GAAP financial measures are adjusted operating income, adjusted EBITDA and free cash flow. Adjusted operating income excludes restructuring and other related items, goodwill and intangible asset impairment charge and pension settlement loss. Adjusted EBITDA excludes restructuring and other related items, goodwill and intangible asset impairment charge and pension settlement loss, stock-based compensation, depreciation, amortization and other impairment charges and inventory step-up. These non-GAAP financial measures assist Colfax management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete restructuring plans that are fundamentally different from the ongoing productivity improvements of the Company. Colfax management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Colfax Corporation

By:	/s/ Christopher M. Hix
Name:	Christopher M. Hix
Title:	Senior Vice President, Finance, and Chief Financial Officer and Treasurer

Date: November 27, 2018